Exhibit 99.1

B. Riley Financial Files 2022 Annual Report on Form 10-K

LOS ANGELES, March 16, 2023 – B. Riley Financial, Inc. (NASDAQ: RILY) (“B. Riley” or the “Company”), a diversified financial services platform, today announced the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Certain previously issued financial statements have been restated to correct the classification of dividends received and realized and unrealized gains (losses) on certain investments held by non-regulated entities from within “Revenue” to “Other Income” in the Company’s consolidated statement of operations.

This reclassification had no impact on previously issued consolidated balance sheets, net income, earnings per share (EPS), adjusted EBITDA, or operating adjusted EBITDA.

Additional information related to operating and investment metrics can be found in the revised Fourth Quarter 2022 Financial Supplement which is available on the Company’s investor relations website. Information about the Company’s use of non-GAAP financial measures is provided under “Use of Non-GAAP Financial Measures.”

These results have been recast in the corresponding tables for the periods presented.

	Year Ended			Year Ended			Year Ended
	December 31, 2022			December 31, 2021			December 31, 2020
(Dollars in thousands)	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated

Total Revenues	$915,465	$165,205	$1,080,670	$1,740,561	$(185,863)	$1,554,698	$902,721	$(68,504)	$834,217
Total Operating Expenses	(1,011,222)	—	(1,011,222)	(1,040,170)	—	(1,040,170)	(557,956)	—	(557,956)
Other (Expenses) Income	(124,693)	(165,205)	(289,898)	(85,629)	185,863	100,234	(65,308)	68,504	3,196
(Loss) Income Before Income Taxes	(220,450)	—	(220,450)	614,762	—	614,762	279,457	—	279,457
Net (Loss) Income Available to Common Shareholders	$(167,837)	$—	$(167,837)	$437,597	$—	$437,597	$200,438	$—	$200,438
Diluted (Loss) Income per Common Share	$(5.95)	$—	$(5.95)	$15.09	$—	$15.09	$7.56	$—	$7.56

www.brileyfin.com | NASDAQ: RILY	1

	Year Ended			Year Ended			Year Ended
	December 31, 2022			December 31, 2021			December 31, 2020
(Dollars in thousands)	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated

Operating Revenues (2)	$1,319,172	$(35,874)	$1,283,298	$1,353,885	$(19,732)	$1,334,153	$798,703	$(21,163)	$777,540
Investment (Loss) Gains (4)	(403,707)	201,079	(202,628)	386,676	(166,131)	220,545	104,018	(47,341)	56,677
Total Revenues	$915,465	$165,205	$1,080,670	$1,740,561	$(185,863)	$1,554,698	$902,721	$(68,504)	$834,217

Operating Adjusted EBITDA (3)	$366,458	$—	$366,458	$422,029	$—	$422,029	$311,673	$—	$311,673
Investment Adjusted EBITDA (5)	(334,176)	—	(334,176)	340,465	—	340,465	95,145	—	95,145
Total Adjusted EBITDA (1)	$32,282	$—	$32,282	$762,494	$—	$762,494	$406,818	$—	$406,818

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2021
(Dollars in thousands)	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	Restated

Total Revenues	$326,813	$55,279	$382,092	$422,110	$(21,796)	$400,314
Total Operating Expenses	(372,094)	—	(372,094)	(301,588)	—	(301,588)
Other (Expenses) Income	(42,172)	(55,279)	(97,451)	(29,229)	21,796	(7,433)
(Loss) Income Before Income Taxes	(87,453)	—	(87,453)	91,293	—	91,293
Net (Loss) Income Available to Common Shareholders	$(59,447)	$—	$(59,447)	$62,182	$—	$62,182
Diluted (Loss) Income per Common Share	$(2.08)	$—	$(2.08)	$2.08	$—	$2.08

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2021
(Dollars in thousands)	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	Restated

Operating Revenues (2)	$450,357	$(9,595)	$440,762	$353,252	$(7,786)	$345,466
Investment (Loss) Gains (4)	(123,544)	64,874	(58,670)	68,858	(14,010)	54,848
Total Revenues	$326,813	$55,279	$382,092	$422,110	$(21,796)	$400,314

Operating Adjusted EBITDA (3)	$101,807	$—	$101,807	$106,097	$—	$106,097
Investment Adjusted EBITDA (5)	(115,847)	—	(115,847)	31,928	—	31,928
Total Adjusted EBITDA (1)	$(14,040)	$—	$(14,040)	$138,025	$—	$138,025

This reclassification had no impact on previously issued consolidated balance sheets, net income, earnings per share (EPS), adjusted EBITDA, or operating adjusted EBITDA.

The Company’s Annual Report on Form 10-K is available in the Investor Relations section of the Company’s website at ir.brileyfin.com under “SEC Filings,” as well as on the SEC’s website at www.sec.gov.

www.brileyfin.com | NASDAQ: RILY	2

About B. Riley Financial

B. Riley Financial is a diversified financial services platform that delivers tailored solutions to meet the strategic, operational, and capital needs of its clients and partners. B. Riley leverages cross-platform expertise to provide clients with full service, collaborative solutions at every stage of the business life cycle. Through its affiliated subsidiaries, B. Riley provides end-to-end financial services across investment banking, institutional brokerage, private wealth and investment management, financial consulting, corporate restructuring, operations management, risk and compliance, due diligence, forensic accounting, litigation support, appraisal and valuation, auction, and liquidation services. B. Riley opportunistically invests to benefit its shareholders, and certain affiliates originate and underwrite senior secured loans for asset-rich companies. B. Riley refers to B. Riley Financial, Inc. and/or one or more of its subsidiaries or affiliates. For more information, please visit www.brileyfin.com.

Footnotes

(See “Note Regarding Use of Non-GAAP Financial Measures” for further discussion of these non-GAAP terms. For a reconciliation of Adjusted EBITDA, Operating Revenue, Operating Adjusted EBITDA, and Investment Adjusted EBITDA to the comparable GAAP financial measures, please see the Appendix hereto.)

(1)	Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.

(2)	Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.

(3)	Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments, and (iii) other investment related expenses.

(4)	Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans.

(5)	Investment Adjusted EBITDA is defined as the sum of (i) Trading Income (Loss) and Fair Value Adjustments on Loans and (ii) Realized and Unrealized Gains (Losses) on Investments, less other investment related expenses.

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including operating revenues, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company’s available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock-based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (loss) and fair value adjustments on loans and realized and unrealized gains (losses) on investments, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles (“GAAP”). In addition, the Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

www.brileyfin.com | NASDAQ: RILY	3

B. RILEY FINANCIAL, INC.

Consolidated Balance Sheets

(Dollars in thousands, except par value)

	December 31,
	2022	2021

Assets
Assets
Cash and cash equivalents	$268,618	$278,933
Restricted cash	2,308	927
Due from clearing brokers	48,737	29,657
Securities and other investments owned, at fair value	1,129,268	1,532,095
Securities borrowed	2,343,327	2,090,966
Accounts receivable, net	149,110	49,673
Due from related parties	1,081	2,074
Loans receivable, at fair value (includes $98,729 and $167,744 from related parties as of December 31, 2022 and December 31, 2021, respectively)	701,652	873,186
Prepaid expenses and other assets	460,696	463,502
Operating lease right-of-use assets	88,593	56,969
Property and equipment, net	27,141	12,870
Goodwill	512,595	250,568
Other intangible assets, net	374,098	207,651
Deferred income taxes	3,978	2,848
Total assets	$6,111,202	$5,851,919
Liabilities and Equity
Liabilities
Accounts payable	$81,384	$6,326
Accrued expenses and other liabilities	322,974	343,750
Deferred revenue	85,441	69,507
Deferred income taxes	29,548	93,055
Due to related parties and partners	2,210	—
Due to clearing brokers	19,307	69,398
Securities sold not yet purchased	5,897	28,623
Securities loaned	2,334,031	2,088,685
Operating lease liabilities	99,124	69,072
Notes payable	25,263	357
Loan participations sold	—	—
Revolving credit facility	127,678	80,000
Term loans, net	572,079	346,385
Senior notes payable, net	1,721,751	1,606,560
Total liabilities	5,426,687	4,801,718

Commitments and contingencies
Redeemable noncontrolling interests in equity of subsidiaries	178,622	345,000
B. Riley Financial, Inc. equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; 4,545 and 4,512 issued and outstanding as of December 31, 2022 and December 31, 2021, respectively; liquidation preference of $113,615 and $112,790 as of December 31, 2022 and December 31, 2021, respectively.	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 28,523,764 and 27,591,028 issued and outstanding as of December 31, 2022 and December 31, 2021, respectively.	3	3
Additional paid-in capital	494,201	413,486
(Accumulated deficit) retained earnings	(45,220)	248,862
Accumulated other comprehensive loss	(2,470)	(1,080)
Total B. Riley Financial, Inc. stockholders’ equity	446,514	661,271
Noncontrolling interests	59,379	43,930
Total equity	505,893	705,201
Total liabilities and equity	$6,111,202	$5,851,919

www.brileyfin.com | NASDAQ: RILY	4

B. RILEY FINANCIAL, INC.

Consolidated Statements of Operations

(Dollars in thousands, except share data)

	Year Ended December 31,
	2022	2021	2020
	As Revised	As Restated	As Restated

Revenues:
Services and fees	$895,623	$1,153,225	$645,906
Trading (loss) income and fair value adjustments on loans	(202,628)	220,545	56,677
Interest income - Loans and securities lending	245,400	122,723	102,499
Sale of goods	142,275	58,205	29,135
Total revenues	1,080,670	1,554,698	834,217
Operating expenses:
Direct cost of services	142,455	54,390	60,451
Cost of goods sold	78,647	26,953	12,460
Selling, general and administrative expenses	714,614	906,196	428,537
Restructuring charge	9,011	—	1,557
Impairment of tradenames	—	—	12,500
Interest expense - Securities lending and loan participations sold	66,495	52,631	42,451
Total operating expenses	1,011,222	1,040,170	557,956
Operating income	69,448	514,528	276,261
Other income (expense):
Interest income	2,735	229	564
Dividend income	35,874	19,732	21,163
Realized and unrealized (losses) gains on investments	(201,079)	166,131	47,341
Change in fair value of financial instruments and other	10,188	3,796	—
Income from equity method investments	3,570	2,801	(623)
Interest expense	(141,186)	(92,455)	(65,249)
(Loss) income before income taxes	(220,450)	614,762	279,457
Benefit from (provision for) income taxes	63,856	(163,960)	(75,440)
Net (loss) income	(156,594)	450,802	204,017
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	3,235	5,748	(1,131)
Net (loss) income attributable to B. Riley Financial, Inc.	(159,829)	445,054	205,148
Preferred stock dividends	8,008	7,457	4,710
Net (loss) income available to common shareholders	$(167,837)	$437,597	$200,438

Basic (loss) income per common share	$(5.95)	$15.99	$7.83
Diluted (loss) income per common share	$(5.95)	$15.09	$7.56

Weighted average basic common shares outstanding	28,188,530	27,366,292	25,607,278
Weighted average diluted common shares outstanding	28,188,530	29,005,602	26,508,397

www.brileyfin.com | NASDAQ: RILY	5

B. RILEY FINANCIAL, INC.

Consolidated Statements of Operations

(Unaudited)

(Dollars in thousands, except share data)

	Year Ended December 31,
	2022			2021			2020
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
Revenues:
Services and fees	$931,497	$(35,874)	$895,623	$1,172,957	$(19,732)	$1,153,225	$667,069	$(21,163)	$645,906
Trading (loss) income and fair value adjustments on loans	(403,707)	201,079	(202,628)	386,676	(166,131)	220,545	104,018	(47,341)	56,677
Interest income - Loans and securities lending	245,400	—	245,400	122,723	—	122,723	102,499	—	102,499
Sale of goods	142,275	—	142,275	58,205	—	58,205	29,135	—	29,135
Total revenues	915,465	165,205	1,080,670	1,740,561	(185,863)	1,554,698	902,721	(68,504)	834,217
Operating expenses:
Direct cost of services	142,455	—	142,455	54,390	—	54,390	60,451	—	60,451
Cost of goods sold	78,647	—	78,647	26,953	—	26,953	12,460	—	12,460
Selling, general and administrative expenses	714,614	—	714,614	906,196	—	906,196	428,537	—	428,537
Restructuring charge	9,011	—	9,011	—	—	—	1,557	—	1,557
Impairment of tradenames	—	—	—	—	—	—	12,500	—	12,500
Interest expense - Securities lending and loan participations sold	66,495	—	66,495	52,631	—	52,631	42,451	—	42,451
Total operating expenses	1,011,222	—	1,011,222	1,040,170	—	1,040,170	557,956	—	557,956
Operating (loss) income	(95,757)	165,205	69,448	700,391	(185,863)	514,528	344,765	(68,504)	276,261
Other income (expense):
Interest income	2,735	—	2,735	229	—	229	564	—	564
Dividend income	—	35,874	35,874	—	19,732	19,732	—	21,163	21,163
Realized and unrealized (losses) gains on investments	—	(201,079)	(201,079)	—	166,131	166,131	—	47,341	47,341
Change in fair value of financial instruments and other	10,188	—	10,188	3,796	—	3,796	—	—	—
Income from equity method investments	3,570	—	3,570	2,801	—	2,801	(623)	—	(623)
Interest expense	(141,186)	—	(141,186)	(92,455)	—	(92,455)	(65,249)	—	(65,249)
(Loss) income before income taxes	(220,450)	—	(220,450)	614,762	—	614,762	279,457	—	279,457
Benefit from (provision for) income taxes	63,856	—	63,856	(163,960)	—	(163,960)	(75,440)	—	(75,440)
Net (loss) income	(156,594)	—	(156,594)	450,802	—	450,802	204,017	—	204,017
Net income attributable to noncontrolling interests and redeemable noncontrolling interests	3,235	—	3,235	5,748	—	5,748	(1,131)	—	(1,131)
Net (loss) income attributable to B. Riley Financial, Inc.	(159,829)	—	(159,829)	445,054	—	445,054	205,148	—	205,148
Preferred stock dividends	8,008	—	8,008	7,457	—	7,457	4,710	—	4,710
Net (loss) income available to common shareholders	$(167,837)	$—	$(167,837)	$437,597	$—	$437,597	$200,438	—	$200,438

Basic (loss) income per common share	$(5.95)		$(5.95)	$15.99		$15.99	$7.83		$7.83
Diluted (loss) income per common share	$(5.95)		$(5.95)	$15.09		$15.09	$7.56		$7.56

Weighted average basic common shares outstanding	28,188,530		28,188,530	27,366,292		27,366,292	25,607,278		25,607,278
Weighted average diluted common shares outstanding	28,188,530		28,188,530	29,005,602		29,005,602	26,508,397		26,508,397

www.brileyfin.com | NASDAQ: RILY	6

B. RILEY FINANCIAL, INC.

Consolidated Statements of Operations

(Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended
	December 31,
	2022	2021
	As Revised	As Restated
Revenues:
Services and fees	$243,837	$308,062
Trading (loss) income and fair value adjustments on loans	(58,670)	54,848
Interest income - Loans and securities lending	62,545	33,443
Sale of goods	134,380	3,961
Total revenues	382,092	400,314
Operating expenses:
Direct cost of services	68,496	12,955
Cost of goods sold	71,313	5,559
Selling, general and administrative expenses	208,552	270,712
Restructuring charge	995	—
Interest expense - Securities lending and loan participations sold	22,738	12,362
Total operating expenses	372,094	301,588
Operating income	9,998	98,726
Other income (expense):
Interest income	1,482	54
Dividend income	9,595	7,786
Realized and unrealized (losses) gains on investments	(64,874)	14,010
Change in fair value of financial instruments and other	460	(4,471)
Income from equity method investments	285	1,629
Interest expense	(44,399)	(26,441)
(Loss) income before income taxes	(87,453)	91,293
Benefit from (provision for) income taxes	23,998	(23,847)
Net (loss) income	(63,455)	67,446
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(6,010)	3,274
Net (loss) income attributable to B. Riley Financial, Inc.	(57,445)	64,172
Preferred stock dividends	2,002	1,990
Net (loss) income available to common shareholders	$(59,447)	$62,182

Basic (loss) income per common share	$(2.08)	$2.26
Diluted (loss) income per common share	$(2.08)	$2.08

Weighted average basic common shares outstanding	28,545,714	27,569,188
Weighted average diluted common shares outstanding	28,545,714	29,840,704

www.brileyfin.com | NASDAQ: RILY	7

B. RILEY FINANCIAL, INC.

Consolidated Statements of Operations

(Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended December 31,
	2022			2021
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Restated
Revenues:
Services and fees	$253,432	$(9,595)	$243,837	$315,848	$(7,786)	$308,062
Trading (loss) income and fair value adjustments on loans	(123,544)	64,874	(58,670)	68,858	(14,010)	54,848
Interest income - Loans and securities lending	62,545	—	62,545	33,443	—	33,443
Sale of goods	134,380	—	134,380	3,961	—	3,961
Total revenues	326,813	55,279	382,092	422,110	(21,796)	400,314
Operating expenses:
Direct cost of services	68,496	—	68,496	12,955	—	12,955
Cost of goods sold	71,313	—	71,313	5,559	—	5,559
Selling, general and administrative expenses	208,552	—	208,552	270,712	—	270,712
Restructuring charge	995	—	995	—	—	—
Interest expense - Securities lending and loan participations sold	22,738	—	22,738	12,362	—	12,362
Total operating expenses	372,094	—	372,094	301,588	—	301,588
Operating (loss) income	(45,281)	55,279	9,998	120,522	(21,796)	98,726
Other income (expense):
Interest income	1,482	—	1,482	54	—	54
Dividend income	—	9,595	9,595	—	7,786	7,786
Realized and unrealized (losses) gains on investments	—	(64,874)	(64,874)	—	14,010	14,010
Change in fair value of financial instruments and other	460	—	460	(4,471)	—	(4,471)
Income from equity method investments	285	—	285	1,629	—	1,629
Interest expense	(44,399)	—	(44,399)	(26,441)	—	(26,441)
(Loss) income before income taxes	(87,453)	—	(87,453)	91,293	—	91,293
Benefit from (provision for) income taxes	23,998	—	23,998	(23,847)	—	(23,847)
Net (loss) income	(63,455)	—	(63,455)	67,446	—	67,446
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(6,010)	—	(6,010)	3,274	—	3,274
Net (loss) income attributable to B. Riley Financial, Inc.	(57,445)	—	(57,445)	64,172	—	64,172
Preferred stock dividends	2,002	—	2,002	1,990	—	1,990
Net (loss) income available to common shareholders	$(59,447)	$—	$(59,447)	$62,182	$—	$62,182

Basic (loss) income per common share	$(2.08)		$(2.08)	$2.26		$2.26
Diluted (loss) income per common share	$(2.08)		$(2.08)	$2.08		$2.08

Weighted average basic common shares outstanding	28,545,714		28,545,714	27,569,188		27,569,188
Weighted average diluted common shares outstanding	28,545,714		28,545,714	29,840,704		29,840,704

www.brileyfin.com | NASDAQ: RILY	8

B. RILEY FINANCIAL, INC.

Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation

(Unaudited)

(Dollars in thousands)

	Year Ended December 31,
	2022	2021	2020
Net (loss) income attributable to B. Riley Financial, Inc.	$(159,829)	$445,054	$205,148
Adjustments:
(Benefit from) provision for income taxes	(63,856)	163,960	75,440
Interest expense	141,186	92,455	65,249
Interest income	(2,735)	(229)	(564)
Share based payments	61,140	36,011	18,588
Depreciation and amortization	39,969	25,871	19,369
Restructuring charge	9,011	—	1,557
Gain on extinguishment of loans	(1,102)	(6,509)	—
Impairment of tradenames	—	—	12,500
Transactions related costs and other	8,498	5,881	9,531
Total EBITDA Adjustments	192,111	317,440	201,670
Adjusted EBITDA	$32,282	$762,494	$406,818

Operating EBITDA Adjustments:
Trading loss (income) and fair value adjustments on loans	202,628	(220,545)	(56,677)
Realized and unrealized losses (gains) on investments	201,079	(166,131)	(47,341)
Other investment related expenses	(69,531)	46,211	8,873
Total Operating EBITDA Adjustments	334,176	(340,465)	(95,145)
Operating Adjusted EBITDA	$366,458	$422,029	$311,673

www.brileyfin.com | NASDAQ: RILY	9

B. RILEY FINANCIAL, INC.

Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation

(Unaudited)

(Dollars in thousands)

	Three Months Ended December 31,
	2022	2021
Net (loss) income attributable to B. Riley Financial, Inc.	$(57,445)	$64,172
Adjustments:
(Benefit from) provision for income taxes	(23,998)	23,847
Interest expense	44,399	26,441
Interest income	(1,482)	(54)
Share based payments	15,312	12,503
Depreciation and amortization	13,443	6,805
Restructuring charge	995	—
Gain on extinguishment of loans	—	—
Transactions related costs and other	(5,264)	4,311
Total EBITDA Adjustments	43,405	73,853
Adjusted EBITDA	$(14,040)	$138,025

Operating EBITDA Adjustments:
Trading loss (income) and fair value adjustments on loans	58,670	(54,848)
Realized and unrealized losses (gains) on investments	64,874	(14,010)
Other investment related expenses	(7,697)	36,930
Total Operating EBITDA Adjustments	115,847	(31,928)
Operating Adjusted EBITDA	$101,807	$106,097

# # #

Contacts

Investors	Media
Mike Frank	Jo Anne McCusker
ir@brileyfin.com	press@brileyfin.com
(212) 409-2424	(646) 885-5425
Source: B. Riley Financial, Inc.

www.brileyfin.com | NASDAQ: RILY	10